SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2016

GOLDEN MATRIX GROUP, INC.
(Exact name of Company as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4264 Lady Burton Street Las Vegas, Nevada 89129
(Address of principal executive offices)

Phone (432) 242-1325
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On May 27, 2016, the Company entered into Cancellation and Release Agreements with four different parties cancelling convertible debt the parties held with the Company in the total amount of Two Million Six Hundred Ninety Three Thousand Six Hundred Ninety Seven Dollars ($2,693,697).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1	Cancellation and Release Agreement with Direct Capital Group, Inc.
10.2	Cancellation and Release Agreement with Rider Capital Group, Inc.
10.3	Cancellation and Release Agreement with Xploration, Inc.
10.4	Cancellation and Release Agreement with Santa Rosa Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Matrix Group, Inc.

Date: May 31, 2016	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
President & CEO